Exhibit 99.2

August 9, 2018 Q2 2018 EARNINGS SUPPLEMENT © 2018 Exela Technologies, Inc.

Disclaimer Forward-Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the business combination of Quinpario Acquisition Corp. 2, SourceHOV Holdings, Inc., (“SourceHOV”) and Novitex Holdings, Inc. (“Novitex”), which formed Exela Technologies, Inc. (“Exela”), and closed on July 12, 2017 (including the related transactions, the “Business Combination”), future opportunities for the combined company, and other statements that are not historical facts such as our estimated backlog. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Exela’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Exela operates and general financial, economic, regulatory and political conditions affecting the industries in which Exela operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of SourceHOV and Novitex or the inability to realize the expected amount and timing of cost savings and operating synergies of the Business Combination; and those factors discussed under the heading “Risk Factors” in Exela’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2018. In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this presentation. Pro Forma Financial Information This presentation includes unaudited pro forma financial information for the three and six month periods ending June 30, 2017 and full-year for 2016 and 2017, as if the Business Combination had been consummated on January 1, 2017, based on certain estimates and assumptions that Exela management deems to be reasonable. This pro forma financial information may be revised as additional information becomes available. Therefore, it is possible that the actual adjustments will differ from the pro forma adjustments and it is possible that the difference may be material. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations of Exela. Non-GAAP Financial Measures and Related Information This presentation includes EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, and Free Cash Flow Margin each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Exela believes that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial performance, results of operations and liquidity and allows investors to better understand the trends in our business and to better understand and compare our results. Exela’s board of directors and management use EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, and Free Cash Flow Margin to assess Exela’s financial performance, because it allows them to compare Exela’s operating performance on a consistent basis across periods by removing the effects of Exela’s capital structure (such as varying levels of debt and interest expense, as well as transaction costs resulting from the Business Combination and other such capital markets based activities. Adjusted EBITDA and Further Adjusted EBITDA also seek to remove the effects of integration and related costs to achieve the savings, any expected reduction in operating expenses due to the Business Combination, asset base (such as depreciation and amortization) and other similar non-routine items outside the control of our management team. Backlog is a measure of the estimated total dollar value of services expected to be delivered by Exela to its customers under existing contractual terms. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Estimates of future financial results are inherently unreliable. Our methodology for determining backlog may not be comparable to the methodologies used by others. Exela does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Exela’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the Appendix to this presentation. Optimization and restructuring expenses and merger adjustments are primarily related to the implementation of strategic actions and initiatives related to the Business Combination. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance. Combined Financial Information This presentation includes quarterly, unaudited historical financial information for each of the four calendar quarters of 2016 and the first three calendar quarters of 2017 for Novitex and SourceHOV on a combined basis. This combined quarterly unaudited historical financial information does not include Quinpario Acquisition Corp. 2 as it was a special purpose acquisition company. Interest (impacting net loss), debt and addbacks to EBITDA are based on credit agreements in place before the Business Combination. No adjustment has been made to restate or reflect Exela's new capital structure. This combined quarterly unaudited historical financial information is not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on January 1, 2016, nor are they indicative of the future consolidated financial condition, results of operations or cash flows of Exela. Rounding - Numbers may not total due to rounding. 2

EXELA TECHNOLOGIES, INC. IS A GLOBAL BUSINESS PROCESS AUTOMATION leader combining industry-specific and industry-agnostic enterprise software and solutions with decades of experience. Our BPA suite of solutions are deployed in banking, healthcare, insurance and other industries to support mission critical environments. Exela is a leader in work flow automation, attended and un-attended cognitive automation, digital mail rooms, print communications, and payment processing with deployments across the globe. Embracing complexity. Delivering simplicity. SM 3

4 Ron Cogburn Chief Executive Officer Jim Reynolds Chief Financial Officer

REAFFIRMING 2018 AND LONG-TERM GUIDANCE(1) BACKED BY STRONG Q2 2018 RESULTS 5 Exela at a glance The company has not forecasted net income/(loss) on a forward-looking basis due to the high variability and difficulty in predicting certain items that affect GAAP net income/(loss). Adjusted EBITDA should not be used to predict net income/(loss) as the difference between the two measures is variable. Q2 2018 Revenue growth is compared to pro forma Q2 2017 revenue. A reconciliation of pro forma Q2 2017 revenue is available on slide 21. See Adjusted EBITDA reconciliation for additional detail on slide 18 and slide 20. Net cash flow is defined as the grand total of the net cash (used in) provided by operating activities, net cash (used in) provided by investing activities, net cash (used in) provided by financing obligations and effect of exchange rates on cash. See net cash flow reconciliation on slide 23. Per NASDAQ TOTAL Q2 2018 REVENUE GREW 17.3% YoY TO $410.4 MILLION(2) ADJUSTED EBITDA GREW 9.0% YoY TO $70.1 MILLION(3) LOW CAPEX 1.9% OF Q2 2018 REVENUE GENERATED $47.4 MILLION OF NET CASH FLOW(4) DURING Q2 2018 LIQUIDITY OF $139.7 MILLION - UP 20% SINCE MARCH 31, 2018 ADDED TO RUSSELL 2000 AND 3000 INDEXES; 91%(5) INSTITUTIONAL HOLDERS AS OF MARCH 31, 2018

Exela is growing across customers and geographies 8 CUSTOMERS OVER $25 MILLION IN ANNUAL REVENUE BROAD REVENUE BASE TOP 150 CUSTOMERS 66% OF REVENUE ~200 CUSTOMERS GENERATING BETWEEN $1 - $5 MILLION IN ANNUAL REVENUE REVENUE GROWTH IS ORGANIC AS WELL AS FROM TUCK-IN ACQUISITION (1) Pro forma Q2 2017 revenue reconciliation available on slide 21. 6 +102.9% +8.6% $59.8 Americas EU and Rest of the World COMBINED GROWTH OF 17.3% OVER Q2 2017 ON A PRO FORMA BASIS (1)

7107 Exela revenue is diversified across industries Healthcare The Top 5 Healthcare Payers Over 900 Healthcare Providers Insurance 14/20 top U.S. Insurance Companies Over 50 Global Insurance Companies Over 60% of Fortune® 100 Public Sector Over 400 state and local government organization in the U.S. and across 7 countries Utilities The Top 5 U.S. Telecom Companies More than 40 Utility Companies Banking The Top 10 U.S. Banks Over 120+ Global Banks Legal 98% Am Law® 100 Serving 3,700+ customers across many industries Exela’s customer breakdown 25% Commercial & Other 25% Healthcare 37% Financial 6% Legal 6% Public Sector 7 Retail 4/5 of the world’s largest retail chains

Rising automation delivers lower variable cost



$70k/FTE
+6.5%
$1,548.0
$67k/FTE
+16.8%
$1,456.3
$57k/FTE
$1,333.1
2016
2017
2018 TTM (Q2)
Revenue(1)

Excluding acquisition, total headcount down 7%

GLOBAL BREAKDOWN

~12,000
Employees in North America

~2,000
Employees in Europe

~8,000
Employees in Asia



(7%)
~23k
~22k
~21.4k
June 30, 2017
June 30, 2018
Total headcount
FTE due to acquisition



Tech
Robotics
2007
$18k/FTE
2018
$+70k/FTE
Cognitive

(1) *Pro forma revenue reconciliations for TTM 2018, 2016 and 2017 available on slide 19.*

8

Financial Performance

Exela delivers strong financial performance year-over-year 10 A reconciliation of pro forma Q2 2017 revenue is available on slide 21. See EBITDA and Adjusted EBITDA reconciliations for additional detail on slide 18 and slide 20. Revenue(1)+17.3% Revenue growth EBITDA growth Fewer EBITDA add-backs ($ in millions)

11 Q2 2018 vs. pro forma Q2 2017 and Q1 2018 performance A Revenue ITPS revenue grew 22.1% year-over-over year was driven primarily by increased volumes and expansion of services within new and existing customers. The acquisition of Asterion International contributed 7.7% of the growth in ITPS revenue. HS revenue declined 3.0% year-over-year primarily due to lower volumes received from a single customer due to that customer’s loss of a contract; expect to see year-over-year revenue growth within HS. LLPS revenue is event driven and in-line with expectations. The sale of a small non-core subsidiary during the quarter, reduced revenue by 2.5%. (1) Pro Forma Q2 2017 revenue reconciliation available on slide 21. (1) REVENUE GREW 17.3% ON A PRO FORMA BASIS, AND 4.4% SEQUENTIALLY. ($ in millions) Q2 2018 Pro forma Q2 2017 % Change Q1 2018 % Change Revenue Information and Transaction Processing Solutions $330.1 $270.3 22.1% $311.9 5.8% Healthcare Solutions 56.3 58.1 -3.0% 58.6 -4.0% Legal and Loss Prevention Services 23.9 21.6 10.9% 22.6 5.9% A Total Revenue $410.4 $350.0 17.3% $393.2 4.4%

Q2 2018 vs. pro forma Q2 2017 and Q1 2018 performance

	($ in millions)	Q2 2018	Pro forma[1] Q2 2017	% Change	Q1 2018	% Change
B	Cost of revenue (exclusive of depreciation and amortization)	314.0	257.0	22.1%	293.8	6.9%
C	Selling, general and administrative expenses (Including related party)	48.1	51.8	-7.1%	46.7	3.1%
D	Depreciation and amortization	36.4	31.1	16.8%	38.0	-4.3%
	Operating income	11.9	10.0		14.7	
	Interest expense, net	38.5	40.0		38.0	
	Sundry expense (income) & Other income, net	(3.0)	(0.3)		(3.4)	
	Net loss before income taxes	(23.6)	(29.7)		(20.0)	
	Income tax expense / (benefit)	1.6	(1.9)		4.0	
	Net loss	($25.2)	($27.9)		($24.0)	

NET LOSS OF ($25.2) MILLION COMPARED TO A Q2 2017 NET LOSS OF ($27.9) MILLION.

B Cost of Revenue – is impacted by ramp up of large contracts, offset by flow through of cost savings initiatives.

C SG&A – decreased by 7.1% due to flow through of cost savings initiatives, offset by continued investments in our growth strategy.

D D&A – increase is due to accelerated write off of legacy trade names ratably during the remainder of 2018.

(1) Pro Forma Q2 2017 expense reconciliation available on slide 21 and 22.

12

Exela generated $47.4 million of net cash flow(1) during Q2 2018 (1) Net cash flow is defined as the grand total of the net cash (used in) provided by operating activities, net cash (used in) provided by investing activities, net cash (used in) provided by financing obligations and effect of exchange rates on cash. See net cash flow reconciliation on slide 23. (2) Includes restricted cash as prepared in accordance with US GAAP. ($ in millions) (2) (2) 13

14 Low intensity capex model Capex(1) $ and as % of Revenue 2.0% 2.9% 3.9% (1) Pro forma capital expenditure reconciliations for 2016 and 2017 available on slide 19. Investments in capital expenditures in prior periods continue to provide a benefit to current and future spend. $51.5 $42.4 $16.1 2016 2017 H1 2018

($ in millions) Total liquidity $139.7 Total cash(1) $60.3 Net debt $1,343.2 Undrawn revolving credit facility of $100 million with $20.6 million reserved for letters of credit Share buyback plan for employee stock incentive plans: Approved share buyback up to 5,000,000 shares Total shares purchased during Q2 2018 768,693 Total shares purchased to-date under program 1,043,497 Common stock: As of June 30, 2018, total shares outstanding were 158,151,562 which includes 817,993 of treasury stock and 5,586,344 shares for outstanding preferred shares on an as converted basis. 15 Capital structure and other highlights Subsequent events after Q2 2018 Successfully repriced term loan from L+750 to L+650 BPS Incremental term loan of $30 million for general corporate purposes including tuck-in acquisitions (1) Excluding restricted cash.

Reaffirms 2018 and long-term guidance 2018 guidance Revenue range $1.55 billion to $1.58 billion, year-over-year growth of 6.5% to 8.5% on a pro forma basis. Adjusted EBITDA range $295 million to $310 million, year-over-year growth of 20% to 26% on a pro forma basis. Further Adjusted EBITDA(2) in the range of $330 million to $355 million. Guidance includes delivering $40 million to $45 million in savings during 2018 with remainder to be achieved beyond 2018. Long-term guidance Revenue growth in the range of 3% to 4% Adjusted EBITDA margin guidance in the range of 22% to 23% Free Cash Flow Margin(3) of 19% to 20% 16 2018 Business outlook(1) Note: Guidance is based on constant-currency. The company has not forecasted net income/(loss) on a forward-looking basis due to the high variability and difficulty in predicting certain items that affect GAAP net income/(loss). Adjusted EBITDA should not be used to predict net income/(loss) as the difference between the two measures is variable. Further Adjusted EBITDA gives effect to historical acquisitions and other cost saving initiatives as if they had been included in the financial information from the beginning of each period presented. Free Cash Flow Margin is defined as Adjusted EBITDA, less capex (assumed at 3% of revenue), divided by revenue.

Appendix: Reconciliations

Adjusted EBITDA reconciliation – Q1 2018 and Q2 2018 18 Q2 2018 Q1 2018 Net loss ($25.2) ($24.0) Taxes 1.6 4.0 Interest expense 38.5 38.0 Depreciation and amortization 36.4 38.0 EBITDA $51.3 $56.1 Optimization and restructuring expenses 13.0 14.5 Transaction related costs 0.8 1.1 Non-cash charges 5.6 1.3 (Gain) / loss on derivative instruments (0.7) (3.3) Adjusted EBITDA $70.1 $69.6 ($ in millions) As Reported

Revenue and Capital expenditures reconciliation – pro forma TTM’18, FY2017 and FY2016 19 (1) Financial results for FY 2016 do not include contribution for the first nine months from the acquisition of TransCentra which closed on September 25, 2016. As Reported (1) Novitex Pro Forma Revenue - FY 2018 TTM Q2 $1,528.2 $19.8 $1,548.0 Revenue - FY 2017 $1,152.3 $304.0 $1,456.3 Revenue - FY 2016 $789.9 $543.2 $1,333.1 Capital expenditures - FY 2017 $33.3 $9.1 $42.4 Capital expenditures - FY 2016 $35.6 $15.9 $51.5 ($ in millions)

Adjusted EBITDA reconciliation – pro forma Q2 2017 20 (1) Net loss for the period is presented on the basis of the previous debt structure of the respective standalone companies that became Exela as a result of the Business Combination. As of July 12, 2017, those debt structures were replaced with new debt consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. As Reported Novitex Pro Forma Net loss ($19.5) ($8.4) ($27.9) Taxes 2.1 (3.9) (1.9) Interest expense 27.9 12.2 40.0 Depreciation and amortization 21.4 9.7 31.1 EBITDA $31.8 $9.6 $41.5 Optimization and restructuring expenses 7.5 2.7 10.2 Transaction related costs 4.2 3.1 7.3 Non-cash charges 2.0 - 2.0 New contract setup - 0.9 0.9 Oversight and management Fees 2.1 0.4 2.5 Adjusted EBITDA $47.6 $16.7 $64.3 ($ in millions) Q2 2017 (1)

Revenue and expense reconciliation – pro forma Q2 2017 21 (1) Net loss for the period is presented on the basis of the previous debt structure of the respective standalone companies that became Exela as a result of the Business Combination. As of July 12, 2017, those debt structures were replaced with new debt consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) As Reported Novitex Pro Forma Revenue $209.4 $140.6 $350.0 Cost of revenue (exclusive of depreciation and amortization) 140.4 116.6 257.0 Selling, general and administrative expenses (Including related party) 37.5 14.4 51.8 Depreciation and amortization 21.4 9.7 31.1 Operating income (loss) 10.1 (0.1) 10.0 Interest expense, net 27.9 12.2 40.0 Sundry expense (income) & other income, net (0.3) - (0.3) Net loss before income taxes (17.4) (12.3) (29.7) Income tax (benefit) expense 2.1 (3.9) (1.9) Net loss ($19.5) ($8.4) ($27.9) Q2 2017 (1)

SG&A including related party expense – pro forma Q2 2017 22 (1) Net loss for the period is presented on the basis of the previous debt structure of the respective standalone companies that became Exela as a result of the Business Combination. As of July 12, 2017, those debt structures were replaced with new debt consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) Q2 2018 Q1 2018 Pro Forma As Reported Novitex Selling, general and administrative expenses 46.7 45.6 49.4 35.0 14.4 Related party expense 1.4 1.1 2.4 2.4 0.0 Total $48.1 $46.7 $51.8 $37.4 $14.4 As Reported Q2 2017

Net cash flow reconciliation 23 ($ in millions) Six months ended June 30, 2018 Three months ended March 31, 2018 Three months ended June 30, 2018 Net cash provided by operating activities $48.3 ($20.1) $68.3 Cash flows from investing activities Purchase of property, plant and equipment (10.2) (6.0) (4.3) Additions to internally developed software (2.1) (1.1) (1.0) Additions to outsourcing contract costs (3.7) (1.6) (2.1) Cash paid in acquisition net of cash received (4.1) 0.0 (4.1) Proceeds from sale of OMNI 1.0 0.0 1.0 Net cash used in investing activities (19.2) (8.6) (10.5) Cash flows from financing activities Repurchases of common stock (3.5) 0.0 (3.5) Proceeds from financing obligations 2.2 1.9 0.3 Cash paid for equity issue costs (7.5) (7.5) 0.0 Principal payments on long-term obligations (14.4) (7.8) (6.7) Net cash (used in) provided by financing obligations (23.3) (13.4) (9.9) Effect of exchange rates on cash (0.4) 0.1 (0.5) Net (decrease) increase in cash and cash equivalents 5.4 (42.1) 47.4 Cash and cash equivalents Beginning of period 81.5 81.5 39.4 End of period $86.9 $39.4 $86.9 As Reported on 10-Q